UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014

ULTRA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	001-33614	N/A
(State or other jurisdiction	(Commission File Number 001-33614)	(I.R.S. Employer
of incorporation)		Identification No.)

400 N. Sam Houston Parkway East

Suite 1200

Houston, Texas 77060

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (281) 876-0120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

The Company is issuing the following update on its hedging transactions as of November 24, 2014:

NYMEX	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Total 2015
Natural Gas Swaps:
Volume (Bcf)	20.1	17.8	32.0	32.3	10.9	93.0
$/Mmbtu	$4.01	$4.54	$3.77	$3.77	$3.77	$3.92
$/Mcf	$4.26	$4.81	$3.99	$3.99	$3.99	$4.15

Crude Oil Swaps:
Volume (MBbls)	368.0	-	-	-	-	-
$/Bbls	$93.19	-	-	-	-	-

Note: Amounts may not total due to rounding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

November 24, 2014	By:	/s/ Kelly L. Whitley
Name: Kelly L. Whitley
Title: Assistant Corporate Secretary